Document is copied.
INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF        FILE  NO.

        Sphinx Industries, Inc.        3/7/97                    C4725-97
       ------------------------    -------------------          ---------
       (Name of Corporation)       (Incorporation Date)

A Nevada CORPORATION FOR THE FILING PERIOD 3/97 TO 3/01
(state of Incorporation)

The Corporation's duly appointed Resident Agent in the
State Of Nevada upon whom process can be served is:        RA #32785

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  Nevada Corporate Services, Inc.
  1800 E. Sahara Ave., Suite 107
        Las Vegas, NV 89104
     (original stamp on file)

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                                                   --------------------------
                                                       FOR OFFICE USE ONLY

                                                          FILED (DATE)


                                                              FILED

                                                           JUL 11 2000

                                                           Dean Heller
                                                       Secretary of State

                                                    (Original stamp on file)
                                                   --------------------------

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM

    1. Print or type names and addresses, either residence or business, for all officers and directors. A president, secretary, treasurer and at least one director must be named.
    2.  Have an officer sign the form. FORM WILL BE RETURNED IF UNSIGNED.
    3. Return the completed form with $85.00 filing fee. A $15.00 penalty must be added for failure to file this form by the 1st day of the 2nd month following incorporation date.
    4. Make your check payable to the Secretary of the State. Your canceled check will constitute a certificate to transact business per NRS 78.155. If you need the below attachment file stamped, enclose a self-addressed stamped envelope. To receive a certified copy, enclose a copy of this completed form, an additional $10.00 and appropriate instructions.
    5. Return the completed form to: Secretary of State, 101 North Carson Street, Suite 3, Carson City, NV 89701-4786, (775) 684-5708

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NAME                                                               TITLE(S)
               R. D. Fritzler                                    PRESIDENT


P.O. BOX        STREET ADDRESS                  CITY             ST       ZIP
               1800 E. Sahara Ave.  Suite 107   Las Vegas        NV      89103
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NAME                                                               TITLE(S)
               R. D. Fritzler                                    SECRETARY


P.O. BOX        STREET ADDRESS                  CITY             ST       ZIP
               1800 E. Sahara Ave.  Suite 107   Las Vegas        NV      89103
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NAME                                                               TITLE(S)
               R. D. Fritzler                                    TREASURER


P.O. BOX        STREET ADDRESS                  CITY             ST       ZIP
               1800 E. Sahara Ave.  Suite 107   Las Vegas        NV      89103
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NAME                                                               TITLE(S)
               R. D. Fritzler                                    DIRECTOR


P.O. BOX        STREET ADDRESS                  CITY             ST       ZIP
               1800 E. Sahara Ave.  Suite 107   Las Vegas        NV      89103
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NAME                                                               TITLE(S)
               R. D. Fritzler                                    DIRECTOR


P.O. BOX        STREET ADDRESS                  CITY             ST       ZIP
               1800 E. Sahara Ave.  Suite 107   Las Vegas        NV      89103
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NAME                                                               TITLE(S)
                                                                 DIRECTOR


P.O. BOX        STREET ADDRESS                  CITY             ST       ZIP

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I hereby certify this initial list.

(original signature on file)                    President          6 July 2K

X Signature of Officer
                                                Title(s)          Date
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